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                 QUINTILES TRANSNATIONAL CORP. AND SUBSIDIARIES

                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quintiles Transnational Corp. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
L. Bierman, Executive Vice President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                   /s/ James L. Bierman
                                                   -----------------------------
                                                   James L. Bierman
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                                   August 14, 2002
                                                   -----------------------------
                                                   Date